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Summary Prospectus

February 29, 2012, as supplemented through October 31, 2012.

American Independence
Large Cap Growth Fund

Institutional | AIFLX | 026762377
Class A | AMLAX | 026762385

The Fund’s statutory Prospectus and Statement of Additional Information dated February 29, 2012, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.aifunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal o ense.

Not FDIC Insured •May Lose Value •No Bank Guarantee

Large Cap Growth Fund

FUND SUMMARY – LARGE CAP GROWTH FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 63 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	1.97%	1.97%
Total Annual Fund Operating Expenses	2.97%	3.47%
Fee Waivers and Expense Reimbursements(1)	-1.97%	-1.97%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	1.00%	1.50%

(1)    American Independence Financial Services, LLC (“AIFS” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2013 in order to keep the Total Annual Fund Operating Expenses to 1.00% and 1.50% of the Fund’s average net assets for Institutional Class Shares and Class A Shares, respectively. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.” The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Institutional Class Shares	$102	$732	$1,389	$3,149
Class A Shares	$719	$1,406	$2,115	$3,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.  The portfolio manager looks for stocks of companies he believes will increase in value over time. In implementing this strategy, the portfolio manager makes his investment decisions based primarily on his analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flows.

The portfolio manager uses a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet his investment criteria. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio manager buy or hold the stocks of companies he believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet that criteria. Under normal market conditions, the Fund intends to invest in the following manner:

➢ At least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks;

➢ At least 80% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase;

➢ Up to 20% of its total assets in such stocks issued by U.S. companies with mid to small market capitalizations (less than $5 billion) at the time of purchase; and

➢ May also invest in securities that are convertible into common stock and preferred stock.

Main types of securities the Fund may hold:

➢  Common stocks of companies traded on major stock exchanges

➢  Preferred stocks

➢  Convertible bonds rated investment grade or higher with a maturity between 1-30 years

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

➢  Exchange-traded funds (“ETFs”) and Other Investment Companies; to the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.

Style Risk. Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in growth stocks, its performance may lag when value stocks outperform growth stocks.

Mid- and Small-Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

ETF and Investment Company Risk.  The Fund may invest in ETFs, closed-end funds and other investment companies (“Underlying Funds”).  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the Fund’s benchmark, the Russell 1000 Growth Index. The Fund has been in existence since December 9, 2010.

Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A Shares, which have not yet commenced operations, will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	11.30%	4Q 2011
Worst quarter:	(23.75)%	3Q 2011

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2011
	1 Year	Since Inception (12/9/2010)
Institutional Class Shares
Return Before Taxes	-11.88%	-9.72%
Return After Taxes on Distributions	-11.88%	-9.72%
Return After Taxes on Distributions and sale of shares	-7.72%	-8.26%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	2.64%	3.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC. The manager responsible for the day to day management of the Fund is shown below:

Manager Name	Primary Title	Managed the Fund Since
John Christopher “Chris” Jacobs	Portfolio Manager	2012

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.